UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2023

Date of Report (Date of earliest event reported)

                  Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 9.000% Non-Cumulative Preferred Stock, Series D	LNC PRD	New York Stock Exchange

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2023, Lincoln National Corporation (the “Company”) announced that Christopher Neczypor will be appointed Executive Vice President, Chief Financial Officer, effective February 17, 2023.  Mr. Neczypor, who currently serves as Executive Vice President, Chief Strategy Officer, will succeed Randal J. Freitag.  Mr. Freitag will continue to serve in his current role until February 17, 2023. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Mr. Neczypor, age 42, has served as Chief Strategy Officer since November 2021.  He previously served in the role of Senior Vice President and Head of Investment Risk and Strategy from April 2018, when he joined the Company, until November 2021.  Prior to joining the Company, Mr. Neczypor was an investor with Kingdon Capital Management, a hedge fund, from May 2014 to April 2018, where he was responsible for an investment portfolio focused on investments in insurance companies and alternative investments.  Prior to joining Kingdon, he served in similar roles at other investment firms with a focus on the insurance industry.  Mr. Neczypor started his career as an auditor at PWC in their insurance practice.  Mr. Neczypor does not have any relationship requiring disclosure under Item 404 of Regulation S-K.

Mr. Freitag will continue to serve as an advisor to Mr. Neczypor until his departure from the Company on March 31, 2023.  His termination of employment at the end of March will trigger payments to him, vesting acceleration of certain equity awards and retirement benefits pursuant to the previously disclosed terms of the Severance Plan for Officers of Lincoln National Corporation.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Nancy A. Smith
Name:	Nancy A. Smith
Title:	Senior Vice President and Secretary

Date:  February 8, 2023